Supplement to the Statement of Additional Information dated April 30,
2007.

The Sales Charge Waivers for Certain Investors information on page 24 is replaced in its entirety with the following:

Sales Charge Waivers for Certain Investors. Shares may be purchased without an initial sales charge by various individuals and institutions, including:

* current and former officers, trustees, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing or other benefit plan for such persons (immediate family is defined to include spouse, children, parents and siblings);

* registered representatives and employees (including their spouses and dependent children) of broker-dealers having selling group agreements with Viking Fund Distributors, LLC (Viking Distributors) (the Funds underwriter) or any trust, pension, profit-sharing or other benefit plan for such persons;

* current and former employees(including their spouses and dependent children)of banks and other financial services firms that provide advisory or administrative services related to the Fund pursuant to an agreement with the Fund, Viking Management or one of its affiliates, or any trust, pension, profit-sharing or other benefit plan for such persons;

* in connection with the acquisition of the assets of or merger or consolidation with another investment company;

* through certain investment advisers, broker-dealers, bank trust departments and other financial services firms, acting solely as an agent for their clients under an arrangement whereby the firm receives an asset based fee or other renumeration and does not receive the standard dealer commission on the purchase;

* certain 401(k) or 457 retirement plans if the plan is sponsored by an employer (i) with at least 20 employees or (ii) with retirement plan assets of $250,000 or more;

* foundations and endowments, provided the foundation or endowment has assets of $1 million or more;

* persons who retain an ownership interest in or who are the beneficial owners of an interest in Viking Management, for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit sharing or other benefit plan for such persons.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

This supplement should be retained with your Statement of Additional Information for future reference.

	This supplement is effective December 5, 2007.